                                  EXHIBIT 10.2

                      PREFERRED SHARE REPURCHASE AGREEMENT

THIS AGREEMENT dated as of the 31st day of May, 2004.

BETWEEN:

         MED-EMERG INTERNATIONAL INC., being a corporation incorporated under the laws of the Province of Ontario

         (hereinafter referred to as "MEII")

                                                              OF THE FIRST PART;

                                      -and-

         1245841 ONTARIO INC., being a corporation incorporated under the laws of the Province of Ontario,

         (hereinafter referred to as the "Shareholder")

                                                             OF THE SECOND PART;

         REFERENCE is made to a Securities Purchase Agreement (the "SPA") made as of the 31st day of May, 2004, amongst MEII and the Buyers (as such capitalized term is defined in the SPA);

         AND WHEREAS MEII presently has 500,000 preferred shares (the "Preferred Shares") issued and outstanding;

         AND WHEREAS the holders of the Preferred Shares have the right to:

         (a)      cumulative quarterly dividends of US $0.27 per Preferred
                  Share; and

         (b) in the event of the liquidation, dissolution or winding up of MEII, before any distribution to any part of the assets of MEII amongst the holders of the common shares the sum of US $4,500,000.00.

         AND WHEREAS the Shareholder owns all of the issued and outstanding Preferred Shares;

         AND WHEREAS the Articles of Incorporation, and amendments thereto, of MEII do not contain a redemption privilege with respect to the Preferred Shares obligating the Shareholder to sell the Preferred Shares to MEII or to convert the Preferred Shares into common shares of MEII;

         AND WHEREAS MEII is presently indebted to the Shareholder in the amount of Five Hundred Ninety Seven Thousand Seven Hundred Fifty Dollars US ($597,750.00) in unpaid dividends (the "Dividend Debt");

         AND WHEREAS as a condition to the completion of the SPA, the Buyers required that the 500,000 Preferred Shares be purchased by MEII for cancellation;

         AND WHEREAS pursuant to a resolution of the directors of MEII dated May 31, 2004, the directors approved and authorized the issuance of 4,348,000 common shares of MEII to the Shareholder as a stock dividend (the "Stock Dividend") in satisfaction of the Dividend Debt;

         AND WHEREAS pursuant to a resolution of the directors of MEII dated May 31, 2004, the directors approved the terms of a certain Preferred Share Repurchase Agreement, between MEII and the Shareholder (the "Original Agreement"), whereby MEII agreed to purchase the Preferred Shares in consideration for the issuance of the 5,000,000 common shares of MEII and the New Warrants (as such capitalized term is defined in the Original Agreement);

         AND WHEREAS subsequent to the passing of said directors resolutions (the "Resolutions"), the Shareholder advised that its professionals required that all common shares to be issued to the Shareholder be issued pursuant to the preferred share repurchase agreement and not through the issuance of a stock dividend;

         AND WHEREAS the Shareholder has agreed to forgive the Dividend Debt in its entirety;

         AND WHEREAS MEII has agreed to issue the Common Shares (as hereinafter defined) and the New Warrants in consideration of:

         (a) the sale by the Shareholder of the Preferred Shares to MEII for cancellation by MEII; and

         (b)      the Shareholder forgiving the Dividend Debt in its entirety;

         AND WHEREAS the total number of common shares to be issued by MEII to the Shareholder pursuant to the New PSRA Agreement is the same number of common shares that MEII would have issued to the Shareholder pursuant to the Stock Dividend and the Original Agreement;

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the respective covenants herein contained, the sum of Ten Dollars ($10.00) now paid by each party to the other and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto agree as follows:

         1. MEII hereby accepts the forgiveness by the Shareholder of the Dividend Debt in its entirety.

         2. Subject to the terms and conditions hereof, the Shareholder hereby sells, assigns and transfers to MEII and MEII hereby purchases from the Shareholder, for cancellation, all right, title and interest in the Preferred Shares.

         3. The purchase price for the Preferred Shares shall be paid by MEII issuing 9,348,000 common shares in the capital of MEII (the "Common Shares"). In conjunction with the issuance of the Shares, MEII shall also issue to the Shareholder an aggregate of 3,083,949 warrants entitling the Shareholder to purchase additional common shares as follows:

         (a) 1,931,250 common shares on the basis of one (1) common share for each two (2) Option Shares (as such capitalized term is defined in the New Warrants) issued; and

         (b) 1,152,699 common shares on the basis of three (3) common shares for each one (1) Option Shares issued.

and upon the terms contained in the certificates representing such warrants (the "New Warrants") and attached hereto as Schedules A & B.

         3. The Shareholder represents and warrants that (which representations and warranties shall survive the closing of the transaction contemplated herein and shall continue in full force and effect):

         (a) it owns the Preferred Shares with good and marketable title thereto, free of any claim, lien, security interest, or encumbrance of any nature or kind and free of any rights or privileges capable of becoming claims, liens, security interests or encumbrances; it is entitled to sell, transfer and assign the Preferred Shares to MEII, free of any such claims, liens, encumbrances, rights and privileges; and no person, firm or corporation has any agreement or option or any right capable of becoming an agreement for the purchase of any of the Preferred Shares.

         (b) it is not a "non-resident" of Canada within the meaning of the Income Tax Act (Canada).

         (c) the Shareholder is a corporation duly organized, validly existing, and in good standing under the laws of the Province of Ontario.

         (d) this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder, in accordance with its terms subject, however, to limitations on enforcement imposed by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of the rights of creditors and others and to the extent that equitable remedies such as specific performance and injunctions are only available in the discretion of the court from which they are sought.

         (e) the Shareholder has the requisite power, authority and capacity to enter into, and to carry out its obligations under, this Agreement. The execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Shareholder, and its directors and/or shareholders.

         (f) The Shareholder is a resident of the Province of Ontario and has no other residency.

         (g) The Shareholder has not received any document purporting to describe the business and affairs of MEII that has been prepared primarily for delivery to and review by the Shareholder so as to assist the Shareholder to make an investment decision in respect of the Common Shares being issued.

         (h) The Shareholder qualifies as an "accredited investor", as such term is defined in Ontario Securities Commission Rule 45-501 Exempt Distributions (the "Rule"), and as such the Buyer is one of the following:

                  (i) an individual whose net income before taxes exceeded $200,000.00 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000.00 in each of those years and who, in either case, has a reasonable expectation of exceeding the same threshold net income level in the current year; or

                  (ii) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficially, are persons or companies that qualify under any one or more of the above categories; or

                  (iii) a person, company or other entity that qualifies under any one of the "accredited investor" categories listed in the Rule, and the Buyer agrees to provide specifics thereof.

         4. The Shareholder acknowledges that:

         (a) the Common Shares are subject to transfer and resale restrictions pursuant to the Securities Act (Ontario) and the regulation, rules, orders, instruments and published policy statements applicable thereunder, including Multilateral Instrument 45-102 Resale of Securities;

         (b) the Shareholder's purchase of the Common Shares has not been made through or as a result of and the distribution of the Common Shares is not being accompanied by an advertisement or general solicitation in printed or public media, or general or regular print circulation, radio or television or telecommunications, including electronic display of any other form of advertisement; and

         (c) the Shareholder is generally responsible for obtaining such legal advice as the Shareholder considers appropriate in connection with the execution, delivery and performance of this Agreement and any subsequent transfer or resale of the Common Shares.

         (d) the Shareholder understands that until (a) the Common Shares may be sold by the Investor under Rule 144(k) or (b) such time as the resale of the Common Shares have been registered under the Securities Act of 1933, the certificates representing the Common Shares will bear a restrictive legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN OPINION FROM COUNSEL THAT SUCH OFFER, SALE OR TRANSFER FALLS WITHIN AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENT OF THOSE LAWS.

                  THE BUYER FURTHER UNDERSTANDS THAT THE CERTIFICATES REPRESENTING THE COMMON SHARES WILL BEAR A LEGEND, OR AN OWNERSHIP STATEMENT ISSUED UNDER A DIRECT REGISTRATION SYSTEM OR OTHER ELECTRONIC BOOK-ENTRY SYSTEM ACCEPTABLE TO THE ONTARIO SECURITIES COMMISSION WILL BEAR A LEGEND RESTRICTION NOTATION, STATING AS FOLLOWS:

                  UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE EFFECTIVE DATE OF THIS AGREEMENT.

         5. MEII represents and warrants that (which representations and warranties shall survive the closing of the transaction contemplated herein and shall continue in full force and effect):

         (a) MEII is a corporation duly organized, validly existing, and in good standing under the laws of the Province of Ontario

         (b) this Agreement constitutes a valid and binding obligation of MEII enforceable against MEII, in accordance with its terms subject, however, to limitations on enforcement imposed by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of the rights of creditors and others and to the extent that equitable remedies such as specific performance and injunctions are only available in the discretion of the court from which they are sought.

         (c) MEII has the requisite power, authority and capacity to enter into, and to carry out its obligations under, this Agreement. The execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of MEII, and its directors and/or shareholders.

         (d) there are reasonable grounds for believing that MEII is, and after issuing the Common Shares will be, able to pay its liabilities as they become due, and after issuing the Common Shares, the realizable value of MEII's assets will be greater than the aggregate of its liabilities and the amount that would be required to pay holders of securities of MEII who have a right to be paid, upon redemption or in a liquidation, rateably with or prior to the holders of the Preferred Shares.

         (e) none of the execution and delivery of this Agreement, the fulfilment of the terms of this Agreement or the issue by MEII of the Common Shares in accordance herewith result, or will result in, a breach (whether after notice or lapse of time or both) of any of the terms, conditions or provisions of: (i) the constating documents of MEII; or (ii) resolutions of the directors or the shareholders of MEII; or (iii) any agreement or instrument to which MEII is a party or its assets are bound; or (iv), contravene any laws, rules or regulations applicable to MEII (including without limitation any United States federal or state securities laws or Ontario securities laws).

         (f) upon issuance, the Common Shares will be outstanding as fully paid, non-assessable shares in the capital of MEII.

         6. The Shareholder hereby covenants that, coincidentally with the execution of this Agreement, it will cause all necessary steps and proceedings to be taken so that the Preferred Shares may be properly transferred to MEII and in that regard to deliver to MEII certificates representing all of the Preferred Shares, such certificates being duly endorsed for cancellation to MEII in exchange for the issuance of the Common Shares.

         7. This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         8. The parties hereto covenant and agree to sign such other papers, cause such meetings to be held, resolutions passed and bylaws enacted, exercise, their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part hereof.

         9. This Agreement shall be governed by the laws of Canada to the extent they apply and by the laws of the Province of Ontario.

         10. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF the parties hereto have duly executed as of this Agreement this 31st day of May, 2004.


SIGNED, SEALED AND             )         1245841 ONTARIO INC.
DELIVERED                      )
in the presence of             )
                               )   Per: _____________________________
                               )   MED-EMERG INTERNATIONAL INC.
                               )
                               )
                               )   Per: _____________________________

SCHEDULE "A"

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE ON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED BY APPLICABLE SECURITIES LEGISLATION, THE HOLDER SHALL NOT TRADE EITHER THIS WARRANT OR THE SECURITIES ISSUABLE ON THE EXERCISE OF THIS WARRANT UNTIL OCTOBER 2, 2004.

                          COMMON SHARE PURCHASE WARRANT


                          To Subscribe for and Purchase
                                  Common Shares

                          MED-EMERG INTERNATIONAL INC.


Series A, No. 1                     Warrant to Purchase 1,931,250 Common Shares

REFERENCE is made to 1,437,500 common share purchase warrants currently outstanding for the purchase common shares of Med-Emerg International Inc. (the "CORPORATION") exercisable at $0.50 (U.S.) per common share.

AND REFERENCE is made to 2,325,000 options currently outstanding for the purchase of common shares of the Corporation, exercisable at $0.50 (U.S.) per common share.

(The aggregate of the 1,437,500 common share purchase warrants and the 2,325,000 options shall collectively hereinafter be referred to as the "$0.50 OPTION SHARES")

AND REFERENCE is made to 100,000 options currently outstanding for the purchase of common shares of the Corporation, exercisable at $1.00 (U.S.) per common share (hereinafter referred to as the "$1.00 OPTION SHARES").

THIS IS TO CERTIFY that, for the sum of $1.00 now paid by 1245841 Ontario Inc. (the "HOLDER") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holder is entitled, subject to the terms and conditions hereinafter set forth, to subscribe for and purchase from the Corporation:

         a) one (1) common share of the Corporation at $0.50 U.S. per common share for each two (2) $0.50 Option Shares of the Corporation issued;

         b) one (1) common share of the Corporation at $1.00 U.S. per common share for each two (2) $1.00 Option Shares of the Corporation issued;

by surrendering to the Corporation at its principal office in the City of Mississauga, Province of Ontario, this Warrant, together with a subscription form, duly completed and executed, and a certified cheque or bank draft in lawful money of the United States payable to or to the order of the Corporation for an amount equal to the Exercise Price (as hereinafter defined), on and subject to the terms and conditions set forth below.

1. Definitions In this Warrant, including the preamble, unless there is something in the subject matter or context inconsistent herewith, the following terms shall have the following meanings, respectively:

         "BUSINESS DAY" means any day except Saturday, Sunday or any day on which banks are generally not open for business in the City of Toronto;

         "COMMON SHARES" means the common shares of the Corporation as the same are constituted on the date hereof, together with any other class or classes of shares in the capital of the Corporation, whether now existing or hereafter created, entitling the Holder to share in the final distribution of the property and assets of the Corporation upon liquidation, dissolution or winding-up after any fixed payments to the holders of any other class or classes of shares, and includes any shares or securities into which such shares may be converted or changed or which result from a consolidation, subdivision, reclassification or re-designation of Common Shares or other such shares or securities which are received as a stock dividend or distribution payable in Common Shares or other such shares or securities of the Corporation or Common Shares or other such shares or securities received on the exercise of any option, warrant or other similar right and any Common Shares or other such shares or securities which may be received by the parties hereto or bound hereby as a result of an amalgamation, merger, arrangement or other reorganization of or including the Corporation, and where the context permits, includes any Common Shares issuable pursuant to any instrument of the Corporation that is convertible into Common Shares or evidences the right to acquire Common Shares;

         "CAPITAL REORGANIZATION" has the meaning ascribed thereto in
         Section 9.1;

         "CORPORATION" means Med-Emerg International Inc., a corporation incorporated under the laws of the Province of Ontario;

         "EXERCISE PRICE" means the sum of $0.50 US per common share for each of the $0.50 Option Shares and $1.00 US for each for the $1.00 Option Shares, subject to adjustment as provided herein;

         "EXPIRY DATE" means the date that is the latest date that any of the $0.50 Option Shares or the $1.00 Option Shares have expired without being exercised by the holder thereof;

         "FULLY DILUTED" means the number of Common Shares outstanding at any time, including any stock dividends which have been declared but not issued and assuming all securities which are convertible directly or indirectly into such Common Shares are converted into Common Shares and all options, warrants or rights to acquire directly or indirectly such Common Shares shall be treated as if exercised;

         "HOLDER" means 1245841 Ontario Inc.;

         "OPTION SHARES" means the $0.50 Option Shares or the $1.00 Options Shares, as the case may be;

         "SECURITIES PURCHASE AGREEMENT" means the securities purchase agreement made as of even date hereof between the Corporation and the Buyers (as such capitalized term is defined in the Securities Purchase Agreement) and for the purpose of referring herein to the purchase of common shares of the Corporation pursuant to the "Securities Purchase Agreement" the term "Securities Purchase Agreement" shall include any other agreement pursuant to which any of the aforementioned parties have, directly or indirectly, acquired securities of the Corporation on the date hereof;

         "SHARE REORGANIZATION" has the meaning ascribed thereto in Section 9.2;

         "SUBSCRIPTION LIMIT" means the aggregate of One Million Nine Hundred Thirty One Thousand Two Hundred and Fifty (1,931,250) common shares of the Corporation on the basis of one (1) common share for each two (2) common shares of the Corporation issued pursuant to the exercise of the Option Shares. If within three hundred and sixty five days (365) days from the date upon which notice of such exercise was, or was deemed to be, received by the Holder, the Holder has failed to exercise the Warrant with respect to that number of Common Shares he is entitled to purchase on the issuance of Option Shares in accordance with the terms of this Warrant, then the number of Underlying Shares issuable upon exercise of this Warrant as a result of the issuance of said Option Shares shall be reduced by such amount;

         "UNDERLYING SHARES" means the Common Shares of the Corporation issuable upon the exercise of the Warrant; and

         "WARRANT" means this warrant and any deed or instrument supplemental or ancillary hereto and any schedules hereto or thereto and not to any particular article, section, subsection, clause, subclause or other portion hereof.

2. Conditions This Warrant entitles the Holder, upon exercise of this Warrant, to subscribe for and purchase Common Shares for the Exercise Price, subject to adjustment as hereinafter provided. Notwithstanding anything to the contrary contained herein, the aggregate number of Common Shares subscribed for and purchased by the Holder pursuant to this Warrant shall not exceed the Subscription Limit.

3. Expiration of Warrant Rights under this Warrant in respect of which the right of subscription and purchase herein provided for have not been exercised shall wholly cease and such Warrant shall be wholly void and of no valid or binding effect as of 5 p.m. (Toronto time) on the Expiry Date and of no further force and effect and the Holder shall tender to the Corporation this Warrant (if in its possession) for cancellation.

4. Notice by Corporation to Holder Upon the issuance by the Corporation of share certificates representing the exercise of any of the Option Shares, the Corporation shall forthwith, by notice in writing advise the Holder of:

         (a) the number of Common Shares issued by the Corporation upon the exercise of the $0.50 Option Shares or the $1.00 Option Shares; and

         (b) the number of Common Shares that the Holder is entitled to purchase and the purchase price for such Common Shares based on (a) above.

         The Holder shall have three hundred and sixty five days (365) days from the date upon which such notice was, or was deemed to be, received by the Holder to exercise the Warrant with respect to that number of Common Shares and otherwise in accordance with the terms of this Warrant.

5. Exercise of Warrant The rights represented by this Warrant may be exercised by the Holder by the surrender of this Warrant, with the attached Subscription Form duly executed, at the principal office of the Corporation at 6711 Mississauga Road, Suite 404, Mississauga, Ontario L5N 2W3 (or such other office or agency of the Corporation as it may designate by notice in writing to the Holder hereof) at the address of such holder appearing in the records of the Corporation and upon payment to it for the account of the Corporation, by certified cheque or bank draft, of the Exercise Price for the number of Common Shares in respect of which this Warrant is being exercised. The Corporation agrees that the shares subscribed for and purchased by exercise of this Warrant shall be and be deemed to be issued to the Holder as the registered owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the shares so purchased shall be delivered to the Holder within three (3) Business Days, if the Holder address as registered in the books of the Corporation is in North America, or four (4) Business Days if the Holder address as registered in the books of the Corporation is outside of North America, after the rights represented by this Warrant shall have been so exercised.

6. Not a Shareholder Nothing in this certificate or in the holding of a Warrant evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Corporation.

7. No Fractional Shares Notwithstanding any provisions to the contrary herein, the Corporation shall not be required to issue any fractional shares in the capital of the Corporation (unless such fractional shares arise from a consolidation of shares) in connection with any exercise of the right to convert this Warrant into Common Shares, and in the event that the calculation of the number of Common Shares issuable upon such exercise results in a number which includes a fraction of whole shares, then the Corporation shall be required to issue the largest number of whole shares into which the Warrant is exercisable, and the remainder of such amount shall be paid in cash at the time of the issuance of the Common Shares in connection with the exercise of this Warrant in an amount determined by the Corporation's board of directors.

8. Representations and Warranties of the Corporation The Corporation incorporates herein by reference the representations and warranties of the Corporation contained in the Securities Purchase Agreement and agrees and acknowledges that the Holder is relying thereupon.

9.       Covenants of the Corporation The Corporation hereby agrees as follows:

         9.1 All Common Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and assuming that the Exercise Price therefore has been received by the Corporation for each Common Share so subscribed, be validly issued as fully paid and non-assessable and shall be free from any and all taxes, liens and charges with respect to the issue thereof.

         9.2 As long as this Warrant or any part evidenced hereby remains outstanding, the Corporation shall reserve and there shall remain unissued out of its capital a sufficient number of its Common Shares to satisfy the right of purchase herein provided for should the Holder determine to exercise its rights in respect of the Common Shares for the time being called for and represented by this Warrant.

10.      Adjustment of Subscription Rights

         10.1 Capital Reorganization. If at any time while this Warrant remains outstanding there shall be any reclassification of any class of Common Shares at any time outstanding or a change of any class of Common Shares into other shares or into other securities, or in case of the consolidation, amalgamation or merger of the Corporation with or into any other corporation (other than a consolidation, amalgamation or merger which does not result in a reclassification of any class of the outstanding Common Shares or a change of any class of the Common Shares into other shares), or in case of any transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation, at any time while this Warrant remains outstanding (collectively, a "Capital Reorganization"), any holder who exercises its right to purchase Common Shares pursuant to this Warrant after the effective date of such Capital Reorganization shall be entitled to receive, and shall accept, in lieu of the number of Common Shares to which it was theretofore entitled upon such exercise, the kind and amount of shares and other securities or property which the Holder would have been entitled to receive as a result of such reclassification, change, consolidation, amalgamation, merger or transfer if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was theretofore entitled upon exercise. If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Section 10 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 9 shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Warrant. The subdivision or consolidation of any class of the Common Shares at any time outstanding into a greater or lesser number of Common Shares shall be deemed not to be a reclassification of the capital of the Corporation for the purposes of this Section 10.1.

         10.2 Share Reorganization. If at any time while this Warrant remains outstanding, the Corporation shall (i) subdivide any class of outstanding Common Shares into a greater number of Common Shares, (ii) consolidate any class of outstanding Common Shares into a lesser number of Common Shares, (iii) issue Common Shares or securities exchangeable for or convertible into Common Shares to the holders of all or substantially all of any class of outstanding Common Shares by way of stock dividend (other than as a dividend paid in the ordinary course on any class of Common Shares) or (iv) make a distribution on any class of outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares (other than as a dividend paid in the ordinary course) (any of such events in these clauses (i),
                  (ii), (iii) and (iv) being called a "SHARE REORGANIZATION"), the Exercise Price shall be adjusted effective immediately on the effective date of such Share Reorganization or the record date at which the holders of Common Shares are determined for the purposes of the Share Reorganization by multiplying in each case, the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of outstanding Common Shares on such record date calculated on a Fully Diluted basis, but before giving effect to such Share Reorganization, and the denominator of which shall be the number of outstanding Common Shares after giving effect to such Share Reorganization calculated on a Fully Diluted basis (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such record date). Such adjustment shall be made successively whenever any such effective date or record date shall occur and any such issue of Common Shares by way of stock dividend or other distribution shall be deemed to have been made on the record date for the stock dividend or other distribution for the purpose of calculating the number of outstanding Common Shares.

                  If at any time while this Warrant remains outstanding, a Share Reorganization shall occur which results in an adjustment in the Exercise Price pursuant to the provisions of this Section 10.2, the number of Common Shares which may be acquired pursuant to this Warrant shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares theretofore purchasable on the exercise thereof by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

         10.3 Rules Regarding Calculation of Adjustment of Exercise Price and Number of Common Shares Purchasable Upon Exercise

                  10.3.1 In case the Corporation shall take any action affecting the Common Shares, other than any action described in this Section 10, which would materially affect the rights of the Holder, the number of Common Shares purchasable upon exercise shall be adjusted, in consultation with the Holder.

                  10.3.2 In any case in which this Section 10 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder (in the event this Warrant is exercised after such record date and before the occurrence of such event) the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; provided, however, that the Corporation shall deliver to the Holder an appropriate instrument evidencing the Holder's right to receive such additional Common Shares or other applicable securities upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the exercise date or such later date as the Holder would, but for the provisions of this Section 10.3.2, have become the Holder of record of such additional Common Shares pursuant to Section 10.

                  10.3.3 The adjustments provided for in this Section 10 are cumulative and shall be made successively whenever an event referred to herein shall occur.

                  10.3.4 In the event of any question arising with respect to the adjustments provided in this Section 10, such question shall be conclusively determined by a firm of chartered accountants appointed by the Corporation and acceptable to the Holder, acting reasonably (who may be the Corporation's auditors), such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the Holder.

                  10.3.5 As a condition precedent to the taking of any action which would result in an adjustment to the number of Common Shares purchasable upon exercise of this Warrant, the Corporation shall take any corporate action which may be necessary in order that the securities to which the Holder is entitled on the full exercise of its exercise right in accordance with the provisions hereof shall be available for such purpose and that such shares may be validly and legally issued as fully paid and non-assessable shares.

                  10.3.6 If the issuance of any Common Shares upon the exercise of this Warrant requires any filing or registration with or approval of any governmental authority or compliance with any other requirement under any law before such shares may be validly issued upon such exercise, the Corporation agrees to take such actions as may be necessary to secure such filing, registration, approval or compliance, as the case may be; provided that, in the event that such filing, registration, approval or compliance is required only by reason of the particular circumstances of or actions taken by any such person, the Corporation will not be required to take such action.

                  10.3.7 The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment in the number of Common Shares purchasable upon exercise of this Warrant as above provided, deliver a certificate of an officer of the Corporation to the Holder specifying the nature of the event requiring the adjustment and the amount of the adjustment thereby necessitated and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

11. Exchange of Warrant This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Corporation referred to in Section 5 hereof, for new warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of Common Shares which may be subscribed for and purchased hereunder, each such new warrant to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by the Holder at the time of such surrender. In the event that this Warrant is exercised for less than the maximum number of Common Shares which may be purchased hereunder, at the time of and as a condition to the obligation of the Corporation to deliver the certificates representing the Common Shares, the Holder shall surrender this Warrant and the Corporation shall issue a new warrant to represent the right to subscribe for the remaining number of Common Shares calculated in accordance with the provisions thereof.

12. Mutilated or Missing Warrant Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Corporation, acting reasonably, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Corporation will issue to the Holder a new warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the number of Common Shares which may be subscribed for and purchased hereunder.

13.      Assignment/Transfer of Warrant

         13.1 This Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrant of smaller denominations, nor may any Underlying Shares be transferred, sold, assigned or hypothecated except in accordance with this Section. The Holder, by acceptance hereof, agrees to give written notice to the Corporation before transferring this Warrant or transferring any Underlying Shares; such notice will describe briefly the any proposed transfer and will give the Corporation the name, address, and tax identification number of the proposed transferee, and will further provide the Corporation with an opinion of the Holder's counsel that such transfer can be accomplished in accordance with federal and applicable state securities laws (unless such transaction is permitted by the plan of distribution in an effective Registration Statement). Promptly upon receiving such written notice, the Corporation shall present copies thereof to the Corporation's counsel.

                  13.1.1 If in the opinion of such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Corporation, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Underlying Shares received upon the previous conversion of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Corporation; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Underlying Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Corporation to prevent further transfers which would be in violation of Section 5 of the Act and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Corporation for the transfer or disposition of the Warrant or Underlying Shares.

                  13.1.2   If in the opinion of the counsel referred to in this
                           Section 2, the proposed transfer or disposition of this Warrant or such Underlying Shares described in the written notice given pursuant to this Section 2 may not be effected without registration or qualification of this Warrant or such Underlying Shares the Corporation shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the opinion of such counsel, are permitted by law.

         13.2     Prior to transfer of this Warrant in compliance with this
                  Section 2, the Corporation and any agent of the Corporation may treat the person in whose name this Warrant is duly registered on the Warrant Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, neither the Corporation nor any such agent shall be affected by notice to the contrary.

14. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the Province of Ontario. All disputes will be settled in accordance with section 8.04 of the Securities Purchase Agreement.

15. Severability If any one or more of the provisions or parts thereof contained in this Warrant should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

         15.1 the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

         15.2 the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant in any other jurisdiction.

16. Headings The headings of the sections, subsections, paragraphs, subparagraphs and clauses of this Warrant have been inserted for convenience of reference only and do not define, limit, alter or enlarge the meaning of any provision of this Warrant.

17. Numbering of Articles, etc Unless otherwise stated, a reference herein to a numbered or lettered section, subsection, paragraph, subparagraph or schedule refers to the section, subsection, paragraph, subparagraph or schedule bearing that number or letter in this Warrant.

18. Gender Whenever used in this Warrant, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender.

19. Day not a Business Day In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day. If the payment of any amount is deferred for any period, then such period shall be included for purposes of the computation of any interest payable hereunder.

20. Binding Effect This Warrant and all of its provisions shall enure to the benefit of the Holder and its successors and permitted assigns and shall be binding upon the Corporation and its successors and permitted assigns. This Warrant is not assignable by the Corporation without the prior written consent of the Holder.

21. Registration Rights The Holder shall have the same rights as set forth in Section 2.25 of the Securities Purchase Agreement with respect to the Common Shares issuable upon the exercise of this Warrant.

22. Notices All notices, requests, demands or other communications by the terms hereof required or permitted to be given one party to the other shall be given in writing by personal delivery or by registered mail, postage prepaid, addressed to the other party or delivered to such other party as provided in Section 5 hereof, or at such other address as may be given by either of them to the other in writing from time to time and such notices, requests, demands or other communications shall be deemed to have been received when delivered or faxed, or, if mailed, One Hundred and Twenty (120) hours after 12:01 a.m. on the day following the day of the mailing thereof if to the Company or if the Holder is in North America, and Two Hundred and Forty (240) hours after 12:00 a.m. on the day following the day of the mailing thereof if the Holder is outside of North America; provided that if any such notice, request, demand or other communication shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such notices, requests, demands or other communications shall be deemed to have been received forty-eight (48) hours after 12:01 a.m. on the day following the resumption of normal mail service.





IN WITNESS WHEREOF the Corporation has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated the 31st day of May, 2004.
                                    MED-EMERG INTERNATIONAL INC.



                                    By:
                                        -------------------------------------
                                    Name: Bill Danis, Chief Financial Officer

                                  SCHEDULE "A"
                                SUBSCRIPTION FORM



(To be signed only upon exercise of this Warrant)


                  The undersigned hereby exercises the within Warrant for the purchase of One (1) Common Shares covered by such New Warrants in accordance with the terms and conditions thereof, and herewith makes payment of the exercise price in full.

                  The Corporation is instructed to issue certificates for such shares and any New Warrants to which the undersigned may be entitled on partial exercise hereof in the name of the undersigned and to deliver the same to the address indicated.



--------------------------------------------------------------------------------
Name



--------------------------------------------------------------------------------
Street and Number                                    City and Province



Date:
     --------------------------               ----------------------------------
Purchaser's Signature                         [Signature must
                                              conform exactly
                                              with the name of
                                              the registered
                                              owner on the form
                                              of this Warrant.]

                                  SCHEDULE "B"
                                  TRANSFER FORM

FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns to (print name of address of transferee)

[Print name and address of transferee]

                                   (Warrants)

[Number of Warrants to be transferred]

represented by the attached Warrant Certificate and does hereby appoint [INSERT] with full power of substitution to transfer the Warrants on the register maintained by the Corporation.

The undersigned acknowledges that any transfer of Warrants is subject to the resale restrictions of the securities legislation in those jurisdictions where the transferor and transferee are normally resident. The undersigned confirms that he, she or it has ascertained that exemptions from the relevant prospectus and registration requirements are available and undertakes to file all necessary forms with the appropriate bodies, in connection with such transfer.

The signature below must be guaranteed by a Canadian chartered bank or by a Canadian trust company.

DATED this day of May, 2004.

                                              [Signature of Registered Holder]

[Signature Guarantee]                         [Name of Registered Holder]

NOTICE: The signature of the registered holder must correspond with the name appearing on the face of this Warrant Certificate as in every particular without alteration or enlargement or any change whatsoever.

SCHEDULE "B"

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE ON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED BY APPLICABLE SECURITIES LEGISLATION, THE HOLDER SHALL NOT TRADE EITHER THIS WARRANT OR THE SECURITIES ISSUABLE ON THE EXERCISE OF THIS WARRANT UNTIL OCTOBER 2, 2004.

                          COMMON SHARE PURCHASE WARRANT


                          To Subscribe for and Purchase
                                  Common Shares

                          MED-EMERG INTERNATIONAL INC.


Series A, No. 1                     Warrant to Purchase 1,152,699 Common Shares

REFERENCE is made to 1,437,500 common share purchase warrants currently outstanding for the purchase common shares of Med-Emerg International Inc. (the "CORPORATION") exercisable at $0.50 (U.S.) per common share.

AND REFERENCE is made to 2,325,000 options currently outstanding for the purchase of common shares of the Corporation, exercisable at $0.50 (U.S.) per common share.

(The aggregate of the 1,437,500 common share purchase warrants and the 2,325,000 options shall collectively hereinafter be referred to as the "$0.50 OPTION SHARES")

AND REFERENCE is made to 100,000 options currently outstanding for the purchase of common shares of the Corporation, exercisable at $1.00 (U.S.) per common share (hereinafter referred to as the "$1.00 OPTION SHARES").

THIS IS TO CERTIFY that, for the sum of $1.00 now paid by 1245841 Ontario Inc. (the "HOLDER") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holder is entitled, subject to the terms and conditions hereinafter set forth, to subscribe for and purchase from the Corporation:

c) three (3) common shares of the Corporation at $0.50 U.S. per common share for each $0.50 Option Shares of the Corporation issued;

d) three (3) common shares of the Corporation at $1.00 U.S. per common share for each $1.00 Option Shares of the Corporation issued;

by surrendering to the Corporation at its principal office in the City of Mississauga, Province of Ontario, this Warrant, together with a subscription form, duly completed and executed, and a certified cheque or bank draft in lawful money of the United States payable to or to the order of the Corporation for an amount equal to the Exercise Price (as hereinafter defined), on and subject to the terms and conditions set forth below.

1. Definitions In this Warrant, including the preamble, unless there is something in the subject matter or context inconsistent herewith, the following terms shall have the following meanings, respectively:

         "BUSINESS DAY" means any day except Saturday, Sunday or any day on which banks are generally not open for business in the City of Toronto;

         "COMMON SHARES" means the common shares of the Corporation as the same are constituted on the date hereof, together with any other class or classes of shares in the capital of the Corporation, whether now existing or hereafter created, entitling the Holder to share in the final distribution of the property and assets of the Corporation upon liquidation, dissolution or winding-up after any fixed payments to the holders of any other class or classes of shares, and includes any shares or securities into which such shares may be converted or changed or which result from a consolidation, subdivision, reclassification or re-designation of Common Shares or other such shares or securities which are received as a stock dividend or distribution payable in Common Shares or other such shares or securities of the Corporation or Common Shares or other such shares or securities received on the exercise of any option, warrant or other similar right and any Common Shares or other such shares or securities which may be received by the parties hereto or bound hereby as a result of an amalgamation, merger, arrangement or other reorganization of or including the Corporation, and where the context permits, includes any Common Shares issuable pursuant to any instrument of the Corporation that is convertible into Common Shares or evidences the right to acquire Common Shares;

         "CAPITAL REORGANIZATION" has the meaning ascribed thereto in
         Section 9.1;

         "CORPORATION" means Med-Emerg International Inc., a corporation incorporated under the laws of the Province of Ontario;

         "EXERCISE PRICE" means the sum of $0.50 US per common share for each of the $0.50 Option Shares and $1.00 US for each for the $1.00 Option Shares, subject to adjustment as provided herein;

         "EXPIRY DATE" means the date that is the latest date that any of the $0.50 Option Shares or the $1.00 Option Shares have expired without being exercised by the holder thereof;

         "FULLY DILUTED" means the number of Common Shares outstanding at any time, including any stock dividends which have been declared but not issued and assuming all securities which are convertible directly or indirectly into such Common Shares are converted into Common Shares and all options, warrants or rights to acquire directly or indirectly such Common Shares shall be treated as if exercised;

         "HOLDER" means 1245841 Ontario Inc.;

         "OPTION SHARES" means the $0.50 Option Shares or the $1.00 Options Shares, as the case may be;

         "SECURITIES PURCHASE AGREEMENT" means the securities purchase agreement made as of even date hereof between the Corporation and the Buyers (as such capitalized term is defined in the Securities Purchase Agreement) and for the purpose of referring herein to the purchase of common shares of the Corporation pursuant to the "Securities Purchase Agreement" the term "Securities Purchase Agreement" shall include any other agreement pursuant to which any of the aforementioned parties have, directly or indirectly, acquired securities of the Corporation on the date hereof;

         "SHARE REORGANIZATION" has the meaning ascribed thereto in Section 9.2;

         "SUBSCRIPTION LIMIT" means the aggregate of One Million One Hundred Fifty Two Thousand Six Hundred and Ninety Nine (1,152,599) common shares of the Corporation on the basis of three (3) common shares for each common share of the Corporation issued p to the exercise of the Option Shares. If within three hundred and sixty five days (365) days from the date upon which notice of such exercise was, or was deemed to be, received by the Holder, the Holder has failed to exercise the Warrant with respect to that number of Common Shares he is entitled to purchase on the issuance of Option Shares in accordance with the terms of this Warrant, then the number of Underlying Shares issuable upon exercise of this Warrant as a result of the issuance of said Option Shares shall be reduced by such amount;

         "UNDERLYING SHARES" means the Common Shares of the Corporation issuable upon the exercise of the Warrant; and

         "WARRANT" means this warrant and any deed or instrument supplemental or ancillary hereto and any schedules hereto or thereto and not to any particular article, section, subsection, clause, subclause or other portion hereof.

2. Conditions This Warrant entitles the Holder, upon exercise of this Warrant, to subscribe for and purchase Common Shares for the Exercise Price, subject to adjustment as hereinafter provided. Notwithstanding anything to the contrary contained herein, the aggregate number of Common Shares subscribed for and purchased by the Holder pursuant to this Warrant shall not exceed the Subscription Limit.

3. Expiration of Warrant Rights under this Warrant in respect of which the right of subscription and purchase herein provided for have not been exercised shall wholly cease and such Warrant shall be wholly void and of no valid or binding effect as of 5 p.m. (Toronto time) on the Expiry Date and of no further force and effect and the Holder shall tender to the Corporation this Warrant (if in its possession) for cancellation.

4. Notice by Corporation to Holder Upon the issuance by the Corporation of share certificates representing the exercise of any of the Option Shares, the Corporation shall forthwith, by notice in writing advise the Holder of:

         (a) the number of Common Shares issued by the Corporation upon the exercise of the $0.50 Option Shares or the $1.00 Option Shares; and

         (b) the number of Common Shares that the Holder is entitled to purchase and the purchase price for such Common Shares based on (a) above.

         The Holder shall have three hundred and sixty five days (365) days from the date upon which such notice was, or was deemed to be, received by the Holder to exercise the Warrant with respect to that number of Common Shares and otherwise in accordance with the terms of this Warrant.

5. Exercise of Warrant The rights represented by this Warrant may be exercised by the Holder by the surrender of this Warrant, with the attached Subscription Form duly executed, at the principal office of the Corporation at 6711 Mississauga Road, Suite 404, Mississauga, Ontario L5N 2W3 (or such other office or agency of the Corporation as it may designate by notice in writing to the Holder hereof) at the address of such holder appearing in the records of the Corporation and upon payment to it for the account of the Corporation, by certified cheque or bank draft, of the Exercise Price for the number of Common Shares in respect of which this Warrant is being exercised. The Corporation agrees that the shares subscribed for and purchased by exercise of this Warrant shall be and be deemed to be issued to the Holder as the registered owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the shares so purchased shall be delivered to the Holder within three (3) Business Days, if the Holder address as registered in the books of the Corporation is in North America, or four (4) Business Days if the Holder address as registered in the books of the Corporation is outside of North America, after the rights represented by this Warrant shall have been so exercised.

6. Not a Shareholder Nothing in this certificate or in the holding of a Warrant evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Corporation.

7. No Fractional Shares Notwithstanding any provisions to the contrary herein, the Corporation shall not be required to issue any fractional shares in the capital of the Corporation (unless such fractional shares arise from a consolidation of shares) in connection with any exercise of the right to convert this Warrant into Common Shares, and in the event that the calculation of the number of Common Shares issuable upon such exercise results in a number which includes a fraction of whole shares, then the Corporation shall be required to issue the largest number of whole shares into which the Warrant is exercisable, and the remainder of such amount shall be paid in cash at the time of the issuance of the Common Shares in connection with the exercise of this Warrant in an amount determined by the Corporation's board of directors.

8. Representations and Warranties of the Corporation The Corporation incorporates herein by reference the representations and warranties of the Corporation contained in the Securities Purchase Agreement and agrees and acknowledges that the Holder is relying thereupon.

9.       Covenants of the Corporation The Corporation hereby agrees as follows:

         9.1 All Common Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and assuming that the Exercise Price therefore has been received by the Corporation for each Common Share so subscribed, be validly issued as fully paid and non-assessable and shall be free from any and all taxes, liens and charges with respect to the issue thereof.

         9.2 As long as this Warrant or any part evidenced hereby remains outstanding, the Corporation shall reserve and there shall remain unissued out of its capital a sufficient number of its Common Shares to satisfy the right of purchase herein provided for should the Holder determine to exercise its rights in respect of the Common Shares for the time being called for and represented by this Warrant.

10.      Adjustment of Subscription Rights

         10.1 Capital Reorganization. If at any time while this Warrant remains outstanding there shall be any reclassification of any class of Common Shares at any time outstanding or a change of any class of Common Shares into other shares or into other securities, or in case of the consolidation, amalgamation or merger of the Corporation with or into any other corporation (other than a consolidation, amalgamation or merger which does not result in a reclassification of any class of the outstanding Common Shares or a change of any class of the Common Shares into other shares), or in case of any transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation, at any time while this Warrant remains outstanding (collectively, a "Capital Reorganization"), any holder who exercises its right to purchase Common Shares pursuant to this Warrant after the effective date of such Capital Reorganization shall be entitled to receive, and shall accept, in lieu of the number of Common Shares to which it was theretofore entitled upon such exercise, the kind and amount of shares and other securities or property which the Holder would have been entitled to receive as a result of such reclassification, change, consolidation, amalgamation, merger or transfer if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was theretofore entitled upon exercise. If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Section 10 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 9 shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Warrant. The subdivision or consolidation of any class of the Common Shares at any time outstanding into a greater or lesser number of Common Shares shall be deemed not to be a reclassification of the capital of the Corporation for the purposes of this Section 10.1.

         10.2 Share Reorganization. If at any time while this Warrant remains outstanding, the Corporation shall (i) subdivide any class of outstanding Common Shares into a greater number of Common Shares, (ii) consolidate any class of outstanding Common Shares into a lesser number of Common Shares, (iii) issue Common Shares or securities exchangeable for or convertible into Common Shares to the holders of all or substantially all of any class of outstanding Common Shares by way of stock dividend (other than as a dividend paid in the ordinary course on any class of Common Shares) or (iv) make a distribution on any class of outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares (other than as a dividend paid in the ordinary course) (any of such events in these clauses (i),
                  (ii), (iii) and (iv) being called a "SHARE REORGANIZATION"), the Exercise Price shall be adjusted effective immediately on the effective date of such Share Reorganization or the record date at which the holders of Common Shares are determined for the purposes of the Share Reorganization by multiplying in each case, the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of outstanding Common Shares on such record date calculated on a Fully Diluted basis, but before giving effect to such Share Reorganization, and the denominator of which shall be the number of outstanding Common Shares after giving effect to such Share Reorganization calculated on a Fully Diluted basis (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such record date). Such adjustment shall be made successively whenever any such effective date or record date shall occur and any such issue of Common Shares by way of stock dividend or other distribution shall be deemed to have been made on the record date for the stock dividend or other distribution for the purpose of calculating the number of outstanding Common Shares.

                  If at any time while this Warrant remains outstanding, a Share Reorganization shall occur which results in an adjustment in the Exercise Price pursuant to the provisions of this Section 10.2, the number of Common Shares which may be acquired pursuant to this Warrant shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares theretofore purchasable on the exercise thereof by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

         10.3 Rules Regarding Calculation of Adjustment of Exercise Price and Number of Common Shares Purchasable Upon Exercise

                  10.3.1 In case the Corporation shall take any action affecting the Common Shares, other than any action described in this Section 10, which would materially affect the rights of the Holder, the number of Common Shares purchasable upon exercise shall be adjusted, in consultation with the Holder.

                  10.3.2 In any case in which this Section 10 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder (in the event this Warrant is exercised after such record date and before the occurrence of such event) the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; provided, however, that the Corporation shall deliver to the Holder an appropriate instrument evidencing the Holder's right to receive such additional Common Shares or other applicable securities upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the exercise date or such later date as the Holder would, but for the provisions of this Section 10.3.2, have become the Holder of record of such additional Common Shares pursuant to Section 10.

                  10.3.3 The adjustments provided for in this Section 10 are cumulative and shall be made successively whenever an event referred to herein shall occur.

                  10.3.4 In the event of any question arising with respect to the adjustments provided in this Section 10, such question shall be conclusively determined by a firm of chartered accountants appointed by the Corporation and acceptable to the Holder, acting reasonably (who may be the Corporation's auditors), such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the Holder.

                  10.3.5 As a condition precedent to the taking of any action which would result in an adjustment to the number of Common Shares purchasable upon exercise of this Warrant, the Corporation shall take any corporate action which may be necessary in order that the securities to which the Holder is entitled on the full exercise of its exercise right in accordance with the provisions hereof shall be available for such purpose and that such shares may be validly and legally issued as fully paid and non-assessable shares.

                  10.3.6 If the issuance of any Common Shares upon the exercise of this Warrant requires any filing or registration with or approval of any governmental authority or compliance with any other requirement under any law before such shares may be validly issued upon such exercise, the Corporation agrees to take such actions as may be necessary to secure such filing, registration, approval or compliance, as the case may be; provided that, in the event that such filing, registration, approval or compliance is required only by reason of the particular circumstances of or actions taken by any such person, the Corporation will not be required to take such action.

                  10.3.7 The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment in the number of Common Shares purchasable upon exercise of this Warrant as above provided, deliver a certificate of an officer of the Corporation to the Holder specifying the nature of the event requiring the adjustment and the amount of the adjustment thereby necessitated and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

11. Exchange of Warrant This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Corporation referred to in Section 5 hereof, for new warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of Common Shares which may be subscribed for and purchased hereunder, each such new warrant to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by the Holder at the time of such surrender. In the event that this Warrant is exercised for less than the maximum number of Common Shares which may be purchased hereunder, at the time of and as a condition to the obligation of the Corporation to deliver the certificates representing the Common Shares, the Holder shall surrender this Warrant and the Corporation shall issue a new warrant to represent the right to subscribe for the remaining number of Common Shares calculated in accordance with the provisions thereof.

12. Mutilated or Missing Warrant Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Corporation, acting reasonably, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Corporation will issue to the Holder a new warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the number of Common Shares which may be subscribed for and purchased hereunder.

13.      Assignment/Transfer of Warrant

         13.1 This Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrant of smaller denominations, nor may any Underlying Shares be transferred, sold, assigned or hypothecated except in accordance with this Section. The Holder, by acceptance hereof, agrees to give written notice to the Corporation before transferring this Warrant or transferring any Underlying Shares; such notice will describe briefly the any proposed transfer and will give the Corporation the name, address, and tax identification number of the proposed transferee, and will further provide the Corporation with an opinion of the Holder's counsel that such transfer can be accomplished in accordance with federal and applicable state securities laws (unless such transaction is permitted by the plan of distribution in an effective Registration Statement). Promptly upon receiving such written notice, the Corporation shall present copies thereof to the Corporation's counsel.

                  13.1.1 If in the opinion of such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Corporation, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Underlying Shares received upon the previous conversion of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Corporation; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Underlying Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Corporation to prevent further transfers which would be in violation of Section 5 of the Act and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Corporation for the transfer or disposition of the Warrant or Underlying Shares.

                  13.1.2   If in the opinion of the counsel referred to in this
                           Section 2, the proposed transfer or disposition of this Warrant or such Underlying Shares described in the written notice given pursuant to this Section 2 may not be effected without registration or qualification of this Warrant or such Underlying Shares the Corporation shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the opinion of such counsel, are permitted by law.

         13.2     Prior to transfer of this Warrant in compliance with this
                  Section 2, the Corporation and any agent of the Corporation may treat the person in whose name this Warrant is duly registered on the Warrant Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, neither the Corporation nor any such agent shall be affected by notice to the contrary.

14. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the Province of Ontario. All disputes will be settled in accordance with section 8.04 of the Securities Purchase Agreement.

15. Severability If any one or more of the provisions or parts thereof contained in this Warrant should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

         15.1 the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

         15.2 the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant in any other jurisdiction.

16. Headings The headings of the sections, subsections, paragraphs, subparagraphs and clauses of this Warrant have been inserted for convenience of reference only and do not define, limit, alter or enlarge the meaning of any provision of this Warrant.

17. Numbering of Articles, etc Unless otherwise stated, a reference herein to a numbered or lettered section, subsection, paragraph, subparagraph or schedule refers to the section, subsection, paragraph, subparagraph or schedule bearing that number or letter in this Warrant.

18. Gender Whenever used in this Warrant, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender.

19. Day not a Business Day In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day. If the payment of any amount is deferred for any period, then such period shall be included for purposes of the computation of any interest payable hereunder.

20. Binding Effect This Warrant and all of its provisions shall enure to the benefit of the Holder and its successors and permitted assigns and shall be binding upon the Corporation and its successors and permitted assigns. This Warrant is not assignable by the Corporation without the prior written consent of the Holder.

21. Registration Rights The Holder shall have the same rights as set forth in Section 2.25 of the Securities Purchase Agreement with respect to the Common Shares issuable upon the exercise of this Warrant.

22. Notices All notices, requests, demands or other communications by the terms hereof required or permitted to be given one party to the other shall be given in writing by personal delivery or by registered mail, postage prepaid, addressed to the other party or delivered to such other party as provided in Section 5 hereof, or at such other address as may be given by either of them to the other in writing from time to time and such notices, requests, demands or other communications shall be deemed to have been received when delivered or faxed, or, if mailed, One Hundred and Twenty (120) hours after 12:01 a.m. on the day following the day of the mailing thereof if to the Company or if the Holder is in North America, and Two Hundred and Forty (240) hours after 12:00 a.m. on the day following the day of the mailing thereof if the Holder is outside of North America; provided that if any such notice, request, demand or other communication shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such notices, requests, demands or other communications shall be deemed to have been received forty-eight (48) hours after 12:01 a.m. on the day following the resumption of normal mail service.

IN WITNESS WHEREOF the Corporation has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated the 31st day of May, 2004.
                                    MED-EMERG INTERNATIONAL INC.



                                    By:
                                        -----------------------------------
                    Name: Bill Danis, Chief Financial Officer

                                  SCHEDULE "A"
                                SUBSCRIPTION FORM



(To be signed only upon exercise of this Warrant)


                  The undersigned hereby exercises the within Warrant for the purchase of Three (3) Common Shares covered by such New Warrants in accordance with the terms and conditions thereof, and herewith makes payment of the exercise price in full.

                  The Corporation is instructed to issue certificates for such shares and any New Warrants to which the undersigned may be entitled on partial exercise hereof in the name of the undersigned and to deliver the same to the address indicated.



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Street and Number                                    City and Province



Date:
     -------------------------            ---------------------------------
Purchaser's Signature                     [Signature must
                                          conform exactly
                                          with the name of
                                          the registered
                                          owner on the form
                                          of this Warrant.]

                                  SCHEDULE "B"
                                  TRANSFER FORM

FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns to (print name of address of transferee)

[Print name and address of transferee]

                                   (Warrants)

[Number of Warrants to be transferred]

represented by the attached Warrant Certificate and does hereby appoint [INSERT] with full power of substitution to transfer the Warrants on the register maintained by the Corporation.

The undersigned acknowledges that any transfer of Warrants is subject to the resale restrictions of the securities legislation in those jurisdictions where the transferor and transferee are normally resident. The undersigned confirms that he, she or it has ascertained that exemptions from the relevant prospectus and registration requirements are available and undertakes to file all necessary forms with the appropriate bodies, in connection with such transfer.

The signature below must be guaranteed by a Canadian chartered bank or by a Canadian trust company.

DATED this day of May, 2004.

                                               [Signature of Registered Holder]

[Signature Guarantee]                          [Name of Registered Holder]

NOTICE: The signature of the registered holder must correspond with the name appearing on the face of this Warrant Certificate as in every particular without alteration or enlargement or any change whatsoever.